UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 23, 2015

ENLINK MIDSTREAM, LLC

(Exact name of registrant as specified in its charter)

DELAWARE	001-36336	46-4108528
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

EnLink Midstream, LLC (the “Registrant”) indirectly owns (i) a portion of the limited partner interest in EnLink Midstream Partners, LP (the “Partnership”) and (ii) all of the membership interest in EnLink Midstream GP, LLC, the general partner of the Partnership, which owns all of the incentive distribution rights in the Partnership.

On December 23, 2015, the Partnership entered into a First Amendment to Credit Agreement (the “Partnership Credit Agreement Amendment”), which amended that certain Credit Agreement, dated as of February 20, 2014, by and among the Partnership, Bank of America, N.A., as Administrative Agent, and the lenders party thereto, as modified by that certain Commitment Increase and Extension Agreement, dated as of February 5, 2015 (as so modified, the “Partnership Credit Agreement”).

The Partnership Credit Agreement Amendment amends the Partnership Credit Agreement to, among other things, exclude certain deferred payment obligations in connection with the Partnership’s previously announced acquisition of TOMPC LLC and TOM-STACK, LLC (the “Transaction”) from the Credit Agreement’s (i) limitations on the amount of indebtedness that can be incurred by the Partnership’s subsidiaries and (ii) calculation of the Partnership’s consolidated leverage ratio.

On December 23, 2015, the Registrant entered into a First Amendment to Credit Agreement and Waiver (the “Registrant Credit Agreement Amendment”), which amended that certain Credit Agreement, dated as of March 7, 2014, by and among the Registrant, Bank of America, N.A., as Administrative Agent, and the lenders party thereto (the “Registrant Credit Agreement”).

The Registrant Credit Agreement Amendment, among other things, (i) effects a technical amendment to the Registrant Credit Agreement in connection with the Transaction and (ii) includes a waiver of the requirement that the Registrant pledge as collateral the 2,849,100 common units representing limited partnership interests in the Partnership that the Registrant indirectly acquired pursuant to the Common Unit Purchase Agreement, dated as of October 29, 2015, by and between the Partnership and EnLink Midstream, Inc., a wholly owned subsidiary of the Registrant.

The foregoing description of the Partnership Credit Agreement Amendment and the Registrant Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Partnership Credit Agreement Amendment, which is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”), and the Registrant Credit Agreement Amendment, which is attached as Exhibit 10.2 to this Current Report, each of which is incorporated herein by reference.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                               Exhibits.

EXHIBIT NUMBER		DESCRIPTION
10.1	—

First Amendment to Credit Agreement, dated as of December 23, 2015, by and among EnLink Midstream Partners, LP, Bank of America, N.A., as Administrative Agent, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated December 23, 2015, filed with the Securities and Exchange Commission on December 29, 2015).

10.2		First Amendment to Credit Agreement and Waiver, dated as of December 23, 2015, by and among EnLink Midstream, LLC, Bank of America, N.A., as Administrative Agent, and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM, LLC

	By:	EnLink Midstream Manager, LLC, its Managing Member

Date: December 29, 2015	By:	/s/ Michael J. Garberding
Michael J. Garberding
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION
10.1	—

First Amendment to Credit Agreement, dated as of December 23, 2015, by and among EnLink Midstream Partners, LP, Bank of America, N.A., as Administrative Agent, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated December 23, 2015, filed with the Securities and Exchange Commission on December 29, 2015).

10.2		First Amendment to Credit Agreement and Waiver, dated as of December 23, 2015, by and among EnLink Midstream, LLC, Bank of America, N.A., as Administrative Agent, and the lenders party thereto.